ASA INTERNATIONAL LTD.
                            10 Speen Street
                    Framingham, Massachusetts  01701

                            (508) 626-2727






October 10, 2000




Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza

Washington, D.C.  20549

Attention:  Filing Desk

-----------------------


                       RE:  ASA INTERNATIONAL LTD.
                            SEC FILE NO. 0-14741


Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of ASA International Ltd. (the "Company") is the Company's Form 8-K dated September 25, 2000.

This filing is being effected by direct transmission to the Commission's Operational EDGAR System.

Very truly yours,

ASA INTERNATIONAL LTD.


/s/ Terrence C. McCarthy

Terrence C. McCarthy
Vice President and Treasurer

TCM/mb

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                               Form 8-K

                            CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934

                         Date of Report: September 25, 2000

                             ASA International Ltd.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                    O-14741                    02-0398205
----------------------------        ------------          ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)



    10 Speen Street, Framingham, MA                               01701
----------------------------------------                 -----------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727
                                                     ------------

                                TABLE OF CONTENTS

                                    FORM 8-K

                                 September 25,2000


Item                                                             Page
----                                                             ----

Item 2.     Disposition of Assets                                  1

Item 7.     Exhibit and Financial Statements                       2

Signature                                                          4

Exhibit and Financial Statements                                 F-1

Item 2.  Disposition of Assets.

         On September 25, 2000, ASA International Ltd., a Delaware corporation (the "Registrant"), sold all of its shares of its Italian subsidiary, ASA Italy S.r.l., an Italian limited company (the "Subsidiary") to management of the Subsidiary, Alessandro Baldo, Saverio Giglio and Roberto Locatelli, for nominal cash consideration. In connection with the sale, the Subsidiary acknowledged and agreed to pay a debt of approximately $9,000 incurred by the Registrant on behalf of the Subsidiary.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Pro forma financial information.

     The  following  unaudited  pro  forma  condensed   consolidated   financial
statements are filed with this report:

    Pro forma Condensed Consolidated Balance Sheet
    at June 30, 2000                               F-1 to F-2

    Pro forma Condensed Consolidated Statements of Operations.
       Year Ended December 31, 1999                F-3
       Six Months Ended June 30, 2000              F-4

    The pro forma condensed consolidated balance sheet of the Registrant as of June 30, 2000, reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 30, 2000. The pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 1999, and the six months ended June 30, 2000, assume that the disposition occurred on January 1, 1999, and are based on the operations of the Registrant for the year ended December 31, 1999 and the six months ended June 30, 2000, respectively.

    The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the dates presented.

    The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's historical financial statements and related notes.

      (c)      Exhibits.

               Exhibit No.   Title
               -----------   -----

               2 Cessation of Share of Limited Company agreement by and among ASA International Ltd., Alessandro Baldo, Saverio Giglio and Roberto Locatelli, effective as of September 25, 2000.

               99 Acknowledgement of Debt and Agreement to Pay by ASA Italy S.r.l., dated September 25, 2000.




                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASA International Ltd.


                                      By:  /s/ Terrence C. McCarthy
                                         -------------------------------
                                           Terrence C. McCarthy
                                           Vice President and Treasurer

Date:  October 10, 2000

                         PRO FORMA FINANCIAL INFORMATION

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 2000

                                   (Unaudited)


                                                 ----Pro Forma Adjustments----
                                       Historical  ASA Italy(a)    Other (b)   Pro Forma
                                     -------------  ---------  -------------  -----------
               ASSETS

CURRENT ASSETS:

  Cash and cash equivalents          $ 1,976,377   $    1,973  $     -        $ 1,974,404
  Marketable Securities                  899,363         -           -            899,363
  Receivables - net                    4,869,563      886,095      8,968        3,992,436
  Other current assets                 2,680,105      163,708        -          2,516,397
  Net assets of SmartTime                488,383         -           -            488,383
                                     -----------   ----------  -------------  -----------

TOTAL CURRENT ASSETS                  10,913,791    1,051,776      8,968        9,870,983

PROPERTY AND EQUIPMENT - NET           5,026,917      283,037        -          4,743,880

SOFTWARE - NET                         5,728,397      326,923        -          5,401,474

COST EXCEEDING NET ASSETS
  ACQUIRED - NET                           9,023         -           -              9,023

NOTES RECEIVABLE                       1,700,000         -           -          1,700,000

OTHER ASSETS                           1,298,441       32,051        -          1,266,390
                                     -----------  -----------  -------------  -----------

                                     $24,676,569  $ 1,693,787  $   8,968      $22,991,750
                                     ===========  ===========  =============  ===========



--------------------------------------------------------------------------------
(a) To eliminate the assets and liabilities included in the balance sheet of ASA Italy as of June 30, 2000.

                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 2000

                                   (Unaudited)

                                                 ----Pro Forma Adjustments----
                                     Historical  ASA Italy(a)     Other       Pro Forma
                                     ----------  ----------  --------------  -----------

     LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

  Notes payable-bank                $   319,527  $  319,527   $     -        $     -
  Notes payable-other                 3,200,000        -            -          3,200,000
  Deferred option & license fees      2,460,000        -            -          2,460,000
  Accrued expenses                    2,191,818     371,372         -          1,820,446
  Deferred revenue                    1,365,265     410,728         -            954,537
  Accounts payable                      793,211     155,816         -            637,393
  Other current liabilities             704,274      17,638         -            668,997
                                    -----------  ----------  --------------  -----------

TOTAL CURRENT LIABILITIES            11,016,456   1,275,083         -          9,741,373


DEFERRED TAXES                          497,000        -            -            497,000

LONG-TERM DEBT                        3,873,836     120,809         -          3,753,027

LONG-TERM LIABILITIES                   240,631     240,631         -              -

COMMITMENTS AND CONTINGENCY                -           -            -              -

SHAREHOLDERS' EQUITY                  9,048,646      57,264           8,968    9,000,350
                                    -----------  ----------  --------------  -----------
                                    $24,676,569  $1,693,787  $        8,968  $22,991,750
                                    ===========  ==========  ==============  ===========


--------------------------------------------------------------------------------
(a) To eliminate the assets and liabilities included in the balance sheet of ASA Italy as of June 30, 2000.

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (Unaudited)

                                                 ----Pro Forma Adjustments----
                                     Historical    ASA Italy(a)      Other    Pro Forma
                                     ----------    ------------    --------  -----------
REVENUES
  Services                           $ 6,875,889   $   707,613   $    -       $ 6,168,276
  Product licenses                     2,802,865       225,307        -         2,577,558
  Computer and add-on hardware           670,365       108,940        -           561,425
                                     -----------   ------------  ----------   -----------
NET REVENUE                           10,349,119     1,041,860        -         9,307,259

COST OF REVENUE
  Services                             4,100,765       625,413        -         3,475,352
  Product licenses                     2,494,636        50,508        -         2,444,128
  Computer and add-on hardware           536,846        89,628        -           447,218
                                     -----------    -----------  ----------   ------------
TOTAL COST OF REVENUE                  7,132,247       765,549        -         6,366,698

EXPENSES

  Marketing and sales                  2,527,348       213,423        -         2,313,925
  General and administrative           1,807,684       206,985        -         1,600,699
  Amortization of goodwill                 9,023          -           -             9,023
                                     -----------    -----------  ----------   ------------
TOTAL EXPENSES                         4,344,055       420,408        -         3,923,647

EARNINGS (LOSS) FROM OPERATIONS       (1,127,183)     (144,097)       -          (983,086)

INTEREST EXPENSE                        (214,755)      (15,351)       -          (199,404)

INTEREST INCOME                          203,582        16,341        -           187,241

EQUITY IN LOSS FROM AFFILIATE           (922,858)         -           -          (922,858)

OTHER INCOME - NET                       320,790          -           -           320,790
                                     -----------    -----------  ----------   ------------
EARNINGS BEFORE TAXES ON INCOME       (1,740,424)      (143,107)      -        (1,597,318)

INCOME TAXES (BENEFIT)                  (649,000)        21,788       -          (670,788)
                                     -----------    -----------  ----------   ------------
NET EARNINGS (LOSS)                  $(1,091,424)    $(164,895) $     -       $  (926,529)
                                     ===========    ===========  ==========   ============
============
NET INCOME PER SHARE
  BASIC                              $     (0.34)    $   -      $     -        $    (0.29)
                                     ===========    ===========  ==========   ============
  DILUTED                            $     (0.34)    $    -      $    -       $     (0.29)
                                     ===========    ===========  ==========   ============
WEIGHTED AVERAGE SHARES
    BASIC                              3,186,697          -           -         3,186,697
                                     ===========    ===========  ==========   ============
    DILUTED                            3,186,697          -           -         3,186,697
                                     ===========    ===========  ==========   ============

--------------------------------------------------------------------------------
(a) To eliminate the profit and loss of ASA Italy for the entire period.

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)

                                                 ----Pro Forma Adjustments----
                                      Historical   ASA Italy(a)     Other       Pro Forma
                                      ----------    -----------  ----------    -----------
REVENUES
  Services                           $15,062,870   $ 2,182,874   $    -       $12,879,996
  Product licenses                     6,506,376       501,378        -         6,004,998
  Computer and add-on hardware         4,053,289       214,096        -         3,839,193
                                     ------------  ------------  ----------   -----------
NET REVENUE                           25,622,535     2,898,348        -        22,724,187

COST OF REVENUE
  Services                             9,485,924     1,604,588        -         7,881,336
  Product licenses                     4,456,953       286,443        -         4,170,510
  Computer and add-on hardware         3,219,535       174,610        -         3,044,925
                                     ------------   -----------  ----------   ------------
TOTAL COST OF REVENUE                 17,162,412     2,065,641        -        15,096,771

EXPENSES

  Marketing and sales                  4,356,610       662,669        -         3,693,941
  General and administrative           3,570,022       509,152        -         3,060,870
  Amortization of goodwill                42,234          -           -            42,234
                                     ------------   -----------  ----------   ------------
TOTAL EXPENSES                         7,968,866     1,171,821        -         6,797,045

EARNINGS (LOSS) FROM OPERATIONS          491,257      (339,114)       -           830,371

INTEREST EXPENSE                        (386,396)      (22,186)        -         (364,210)

INTEREST INCOME                          508,793        25,116        -           483,677

EQUITY IN LOSS FROM AFFILIATE           (165,972)         -           -          (165,972)

GAIN ON SALE OF COMMERCIALWARE         3,824,420          -           -         3,824,420

OTHER EXPENSE (EXPENSE) - NET           (183,237)       27,640        -          (210,877)
                                     ------------   -----------  ----------   ------------
EARNINGS BEFORE TAXES ON INCOME        4,088,865      (308,544)       -         4,397,409

INCOME TAXES                           1,922,000        68,000        -         1,854,000
                                     ------------   -----------  ----------   ------------
NET EARNINGS (LOSS)                  $ 2,166,865    $ (376,544)   $   -       $ 2,543,409
                                     ============   ===========  ==========   ============
============
NET INCOME PER SHARE:
  BASIC                              $      0.67    $     -      $    -       $      0.79
                                     ===========    ===========  ==========   ============
  DILUTED                            $      0.63    $     -      $    -       $      0.74
                                     ===========    ===========  ==========   ============
WEIGHTED AVERAGE SHARES
    BASIC                              3,218,291          -           -         3,218,291
                                     ===========    ===========  ==========   ============
    DILUTED                            3,429,844          -           -         3,429,844
                                     ===========    ===========  ==========   ============

--------------------------------------------------------------------------------

Exhibit 2

Exempt from the imposition of stamp duty and registration in terms of Art. 34 of the Decree by the President of the Republic No. 601

                       CESSION OF SHARE OF LIMITED COMPANY

With this Private Deed which is valid in every sense of the Law, it is agreed and stipulated between the undersigned Messrs:

ALFRED COSTANTINO ANGELONE born at Providence Rhode Island USA, on 3/19/39 resident at Milton Massachusetts USA, 303 Hillside Street, entrepreneur; Citizen of the United States of America; who does not participate in this Deed on his own behalf but in his capacity as the duly authorised legal representative for the account, interests and in representation of the company ASA INTERNATIONAL LTD. which has its head office in 10 Speen Street-Framingham Massachusetts USA; he is authorised by the board of directors dated 7/31/00.

And

BALDO ALESSANDRO born at Fratta Polesine (RO) on 11/24/65, resident at Fratta Polesine (RO) Via A. de Gasperi 417, employee
Fiscal Code No. BLDLSN65S24D7880

GIGLIO SAVERIO born at Venezia (VE) on 08/07/55, resident at Venezia-Mestre Via Felisati 19, entrepreneur
Fiscal Code No. GGLSVR55L08L736B

LOCATELLI ROBERTO born at Venezia on 6/15/55, resident at Venezia-Mestre Via Felisati 23, employee
Fiscal Code No. LCTRRT55H15L736D

                                   GIVEN THAT

- ASA INTERNATIONAL LTD and Mr. Brighi Massimo are owner of the limited company ASA ITALY SR.L., with its head office at Venezia-Marghera Via della Liberta 5-12, authorised capital of Lire 400.000.000, recorded with the Registrar of Companies by the Chanber of Commerce, Industry, Crafts and Agriculture of Venice under No. 22753, R.E.A.
   No. 283496, Fiscal Code No. 03312750262

- The authorised capital of Lire 400.000.000 is subdivided in the following measures:
         ASA INTERNATIONAL LTD  Lire 396.000.000
         BRIGHI MASSIMO         Lire   4.000.000

- ASA INTERNATIONAL LTD intend to sell the whole company share to Mr.Baldo, Giglio and Locatelli;

-  Mr. Brighi accept and renounces to his first option

After this introduction, part of the contract, is agreed and stipulated the following:
                                     Art. 1
                                  FIRST CESSION

The company ASA INTERNATIONAL LTD, represented as above, assigns and sells to Mr. BALDO ALESSANDRO, who accepts and acquires, part of the real capital for nominal Lire 80.000.000 of the authorised capital of the limited Company ASA ITALY SR.L. The cession is hereby done and accepted for the price agreed by the parties of Lire 1.000; the assigning party declares to have already received the said price before now from the assignee to whom he will give a full and releasing receipt of payment, declaring to have no claim to such share.

                                 SECOND CESSION

The company ASA INTERNATIONAL LTD, represented as above, assigns and sells to Mr. GIGLIO SAVERIO, who accepts and acquires, part of the real capital for nominal Lire 120.000.000 of the authorised capital of the limited company ASA ITALY SR.L. The cession is hereby done and accepted for the price agreed by the parties of Lire 1.000; the assigning party declares to have already received the said price before now from the assignee to whom he will give a full and releasing receipt of payment, declaring to have no claim to such share.

                                  THIRD CESSION

The company ASA INTERNATIONAL LTD, represented as above, assigns and sells to Mr. LOCATELLI ROBERTO, who accepts and acquires, part of the real capital for nominal Lire 196.000.000 of the authorised capital of the limited company ASA ITALY SR.L. The cession is hereby done and accepted for the price agreed by the parties of Lire 1.000; the assigning party declares to have already received the said price before now from the assignee to whom he will give a full and releasing receipt of payment, declaring to have no claim to such share.

                                     Art. 2

The assigning party guarantees that the assigned share is in full and freehold property and in open availability, freely transferable according to the statute of the company, free of real rights to third parties and, that prior to this it has not been assigned or given as security and that it has not been hit by sequestrations, foreclosures or commitments of that sort.

                                     Art. 3

The assigning party declaring to have no claim to the new share holders and to the company.

                                     Art. 4

The effects of this cession, are related - in as much as regards the enjoyment of the assigned share - to today's date, consequently from such date the assignee will become the owner of every right and reason as the assignor by right to the company, and as such in particular to the right to participate in the profits, with effect from the current financial year, and to the division of the company assets at the cessation of the company, as well as the obligation to assume possible charges and liabilities, all of which will be in proportion with the share undertaken.

The assigning party guarantees that the object of the cession has the economic value of the share which results from the Balance Sheet of the current financial year, well-known to the assignee party; Furthermore, In terms of and for the effects of Art. 2479 of the Civil Code III and IV comma, the assignee party becomes authorised to request the administrative agent to record the share object of this Deed in the register of members, after the same has been deposited at the Registrar of Companies in terms Act No. 310 of 12.8.1993.

                                     Art. 5

With this contract the real capital for nominal Lire 400.000.000 of the authorised capital of the limited company ASA ITALY SR.L. is subdivided as follows:

-Baldo Alessandro          Lire  80.000.000
-Giglio Saverio            Lire 120.000.000
-Locatelli Roberto         Lire 196.000.000
-Brighi Massimo            Lire   4.000.000

                                 Art. 6

All costs pertaining and consequential to this act will be sole responsibility of the assignee.

Exhibit 99

                           Acknowledgement of Debt and
                                Agreement to Pay

I the undersigned, Locatelli Roberto, Managing Director of the limited company ASA Italy S.r.l., hereby acknowledge that ASA International Ltd. paid the sum of lire 20 million to Regent Associates for the services of Brighi on behalf of and for the benefit of ASA Italy S.r.l. Accordingly, I the undersigned, do hereby agree that ASA Italy S.r.l. will pay the sum of lire 20 million to ASA International Ltd. ten days following ASA Italy S.r.l. receiving capitalization financing.

On behalf of ASA Italy S.r.l. I acknowledge and agree this 25th day of September, 2000:

/s/ Roberto Locatelli
------------------------
Locatelli Roberto
Managing Director
ASA Italy S.r.l.

Witness:

/s/  Alfred C. Angelone